                                                                    EXHIBIT 10.1


                          M/I SCHOTTENSTEIN HOMES, INC.

                     EXECUTIVES' DEFERRED COMPENSATION PLAN
                     --------------------------------------


Section 1.  PURPOSE
---------   -------

The Company desires and intends to recognize the value to the Company and its Affiliates of the past and present services of its Executives, to encourage their continued service to the Company and its Affiliates and to be able to attract and retain Executives by adopting and implementing this Plan to provide such Executives an opportunity to defer compensation otherwise payable to them from the Company and/or Affiliate. In addition, the Company desires to allow such Executives an opportunity to invest in the Common Shares of the Company by providing that amounts deferred under this Plan will be distributed in Common Shares.

This Plan was initially adopted effective November 1, 1998 and is amended and restated in its entirety as provided in this document effective on January 1, 2000.


Section 2.  CERTAIN DEFINITIONS
---------   -------------------

The following terms will have the meanings provided below.

         "Additions" means the credits applied to Deferred Compensation Accounts as provided in Section 4 hereof.

         "Adjustment Date" means the last business day of each quarter of each Plan Year during which the Plan is in effect. However, solely for purposes of crediting dividends, this term means the last business day of the calendar month during which the dividend is paid.

         "Affiliate" means any organization or entity which, together with the Company, is a member of a controlled group of corporations or of a commonly controlled group of trades or businesses [as defined in Sections 414(b) and (c) of the Code], or of an affiliated service group [as defined in Code Section 414(m)] or other organization described in Code Section 414(o).

         "Annual Cash Bonus" means, with respect to any calendar year or other period, the bonus which, absent its deferral hereunder, would be payable to a Participant for services rendered as an Executive. However, the term will not include any bonus or special distribution made in connection with any other employer provided benefit or fringe benefit program,

         "Beneficiary" means the person or persons designated in writing as such and filed with the Plan Administrator at any time by a Participant. Any such designation may be withdrawn or changed in writing (without the consent of the Beneficiary), but only the last designation on file with the Plan Administrator shall be effective.

         "Board" means the Board of Directors of the Company.

         "Change of Control" means (i) the acquisition by any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than Irving E. Schottenstein or any of his immediate family members or lineal descendants, any heir of the foregoing, any trust for the benefit of any of the foregoing, any private charitable foundation or any partnership, limited liability company or corporation owned or controlled by some or all of the foregoing, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25 percent or more of the outstanding voting capital stock of the Company or
(ii) the failure of the directors of the Company on the date hereof (the "Current Board"), or such directors who are elected or recommended or endorsed for election to the board of directors of the Company by a majority of the Current Board or their successors so elected, recommended or endorsed to constitute a majority of the board of directors of the Company.

         "Code" means the Internal Revenue Code of 1986, as may be amended from time to time.

         "Common Shares" means the common shares of the Company, par value $.01.

         "Company" means M/I Schottenstein Homes, Inc., an Ohio corporation, its subsidiaries, and any successor entity.

         "Deferred Compensation Account" means the separate Deferred Compensation Account established for each Participant pursuant to Section 4 of the Plan.

         "Disability" shall mean any condition which renders the Participant unable to continue employment with the Company as determined by the Plan Administrator, in the Plan Administrator's sole and absolute discretion.

         "Discretionary Deferral" means the amount each Participant has elected to be credited to such Participant's Deferred Compensation Account with respect to any Plan Year pursuant to the terms of Section 4(B) of the Plan.

         "Effective Date" means January 1, 2000.

         "Executive" means those select management or highly compensated employees whom the Board designates as eligible to participate in this Plan. As of the Effective Date, these include those persons who are employed as the Company's Chief Executive Officer; President; Chief Operating Officer; Senior Vice President, Chief Financial Officer; Senior Vice President, Treasurer; President Land Operations, General Counsel; Region Presidents, President, Columbus Land; Vice President, Research and Design; Vice President, Research and Design, Florida; Vice President, Marketing; Division Presidents; and the President of M/I Financial.

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
         "Executive Stock Bonus Plan" means the separate incentive compensation program extended by the Company to select members of its management from time to time.

         "Fair Market Value" of the Common Shares means the most recent closing price of the Common Shares on any national securities exchange on which the Common Shares are then listed.

         "Mandatory Deferral" means the mandatory amount credited to each Participant's Deferred Compensation Account with respect to any Plan Year, pursuant to the terms of Section 4(B) of the Plan.

         "Participant" has the meaning specified in Section 3 of the Plan.

         "Plan" means the M/I Schottenstein Homes, Inc. Executives' Deferred Compensation Plan, as reflected in this document, as the same may be amended from time to time after the Effective Date.

         "Plan Administrator" means the Company or the person or committee to whom the Company has delegated all of its powers and duties to administer the Plan.

         "Plan Year" means the fiscal year of the Company.

         "Retirement" means the Participant's voluntary termination of employment with the Company after completing not less than ten years of employment. Whether an Executive's termination was voluntary shall be as determined by the Plan Administrator, in the Plan Administrator's sole and absolute discretion.

         "Termination Date" means the date of a Participant's termination of employment with the Company for any reason other than Retirement or Disability.

         "Trust" means the trust fund that, in the discretion of the Company, may be established for purposes of segregating certain assets of the Company for payment of benefits hereunder as the same may be amended from time to time. Such Trust may be irrevocable, but the assets thereof shall, at all times, remain the property of the Company subject to the claims of the Company's creditors.


Section 3.  PARTICIPANTS
---------   ------------

Each person who is an Executive on the Effective Date shall be designated by the Plan Administrator as eligible for participation in the Plan on the Effective Date. Each individual who becomes an Executive after the Effective Date will be eligible to participate in the Plan as of the date on which he becomes an Executive or the date specified by the Plan Administrator, whichever is latest. An Executive so designated shall immediately become a "Participant" in the Plan. A Participant shall continue to participate in the Plan until his status as a Participant is terminated by a complete distribution of his Deferred Compensation Account pursuant to the terms of the Plan, by written directive of the Plan Administrator or if he or she is no longer an Executive.


Section 4.  DEFERRED COMPENSATION ACCOUNTS
---------   ------------------------------

         A. Establishment of Deferred Compensation Accounts. The Plan Administrator will establish a Deferred Compensation Account for each Participant. The Plan Administrator will establish a subaccount for each participant for each Plan Year.

         B. Participant Deferrals. With respect to each Plan Year and subject to the requirements and limits described in Section 4.H below, (i) five percent of each Participant's Annual Cash Bonus will be credited to his or her Deferred Compensation Account as a Mandatory Deferral and (ii) a Participant may elect to have an additional portion of his or her Annual Cash Bonus credited to this account as a Discretionary Deferral. Before June 30 of each Plan Year, each Participant must advise the Plan Administrator in writing, on a form prescribed by the Plan Administrator (each, a "Deferral Notice"), of the following: (a) the number of Common Shares owned by such Participant (determined in accordance with Section 4(H) below), (b) the amount of any Discretionary Deferral, and (c) the date the Participant elects to receive distribution of the Mandatory Deferral and the Discretionary Deferral for that Plan Year; provided, however, subject to
Section 5(D) of the Plan, the earliest date the Participant may elect to receive distribution of the Mandatory Deferral and the Discretionary Deferral for any Plan Year shall be the date which is three years after the end of that Plan Year. Notwithstanding the preceding sentence, for Plan Year 1998, a Participant may complete a Deferral Notice at any time prior to December 1, 1998. In the event a Participant fails to deliver a Deferral Notice, (1) the Mandatory Deferral shall be made (unless not required under the limits described in Section 4(H) below), (2) no Discretionary Deferral shall be made, (3) the Participant shall be deemed to have elected to receive distribution of the Mandatory Deferral for that Plan Year on the date which is three years after the end of that Plan Year, and (4) the Participant shall be deemed to have elected to receive distribution upon a change in control under the terms of Section 5(D) of the Plan. Each Deferral Notice shall apply only to Annual Cash Bonuses payable to, or earned by, the Participant for that Plan Year. A Deferral Notice relating to a particular Plan Year shall remain in effect for that Plan Year unless and until changed by the Participant. A Participant may from time to time, extend the date specified by the Participant for distribution of his or her Mandatory Deferral and Discretionary Deferral for any Plan Year by delivering an Amendment to Deferral Notice on a form prescribed by the Plan Administrator (each, an "Amendment to Deferral Notice"), but only if the Amendment to Deferral Notice is received by the Plan Administrator no later than six months before the distribution date designated in the Deferral Notice or Amendment to Deferral Notice then in effect.

         C. Executive Stock Bonus Plan Awards. Amounts awarded under the Executive Stock Bonus Plan during any Plan Year also will be credited to the recipient's Deferred Compensation Account and distributed as if it were a Mandatory Deferral for that Plan Year.

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
         D. Company Contributions. After the end of each Plan Year, the Company will allocate to the Participant's Deferred Compensation Account for that Plan Year, the percentage of the Annual Cash Bonus equal to the aggregate of (i) the amount required as a Mandatory Deferral, and (ii) the amount specified as the Discretionary Deferral in the Deferral Notice. Any amounts so allocated by the Company are called "Company Contributions."

         E. Adjustment of Account Balances. The amount credited to the annual Deferred Compensation Account of each Participant for each Plan Year shall be divided by the average Fair Market Value of the Common Shares determined as of the last four Adjustment Dates. Upon completion of this calculation, each Deferred Compensation Account shall be credited with the resulting number of whole Common Shares and any remaining amounts shall continue to be credited to the Deferred Compensation Account until converted to whole Common Shares based on their Fair Market Value as of the most recent Adjustment Date. The Deferred Compensation Account of each Participant shall be credited with cash dividends on Common Share at the times and equal in amount to the cash dividends actually paid with respect to Common Shares on and after the date credited to the Deferred Compensation Account. The amount of cash dividends credited to each Deferred Compensation Account (and any other amounts then credited to such account) shall be divided by the then Fair Market Value of the Common Shares determined as of the most recent Adjustment Date; and the Deferred Compensation Account of each Participant shall be credited with the resulting number of whole Common Shares and any remaining amounts shall continue to be credited to the Deferred Compensation Account until it may be converted to whole Common Shares based on their Fair Market Value as of the most recent Adjustment Date. The Plan Administrator may prescribe any reasonable method or procedure for the accounting of for these adjustments.

         F. Stock Adjustments. The number of Common Shares in the Deferred Compensation Account of each Participant and the minimum and maximum share limits described in Section 4.H shall be adjusted from time to time to reflect stock splits, stock dividends or other changes in the Common Shares resulting from a change in the Company's capital structure.

         G. Participant's Rights in Accounts. A Participant's only right with respect to his Deferred Compensation Account (and amounts allocated thereto) will be to receive distributions in accordance with the provisions of Section 5 of the Plan.

         H. Limits on Deferrals. The mandatory deferral described in Section 4.B will not be applied in any year for which a Participant's Annual Cash Bonus (before application of the Participant's Deferral Notice) is less than $50,000. If the Annual Cash Bonus for any year is $50,000 or larger, the Mandatory Deferral will be applied to the entire amount of the bonus, not just the portion that exceeds $50,000. The Mandatory Deferral will not be required with respect to any Plan Year, if contemporaneously with such Participant's delivery of the Deferral Notice for that Plan Year, the Participant provides evidence acceptable to the Plan Administrator establishing that the Participant "owns" a number of Common Shares greater than or equal to the minimum number of Common Shares required of such Participant as set forth in the following table. For purposes of the immediately preceding sentence, the number of Common Shares

"owned" by a Participant shall be the aggregate of (i) the number of Common Shares then credited to the Participant's Deferred Compensation Account, plus
(ii) the number of Common Shares the Participant owns individually (i.e. without regard to this Plan), plus (iii) the number of Common Shares the Participant owns indirectly by application of Section 318 of the Code. If the completion of the Mandatory Deferral for a Participant (i.e. the credit of 5% of the Participant's Annual Cash Bonus) for any Plan Year would result in the Participant "owning" (as determined in accordance with the immediately preceding sentence) more than the minimum number of Common Shares required of such Participant as set forth in the following table, the amount of the Mandatory Deferral for that Plan Year shall be automatically reduced to the extent necessary so that the amount owned by the Participant is equal to the minimum number of Common Shares required of such Participant as set forth in the following table. A Discretionary Deferral will not be permitted with respect to any Plan Year, if at the end of that Plan Year, the number of Common Shares then credited to the Participant's Deferred Compensation Account is greater than or equal to, the maximum number of Common Shares permitted to be credited to such Participant's Deferred Compensation Account as set forth in the following table. If the completion of a Discretionary Deferral for any Plan Year would result in the number of Common Shares credited to the Participant's Deferred Compensation Account to be greater than the maximum number of Common Shares permitted to be credited to such Participant's Deferred Compensation Account as set forth in the following table, the amount of the Discretionary Deferral for that Plan Year shall be automatically reduced to the extent necessary so that the number of Common Shares credited to such Participant's Deferred Compensation Account is equal to the maximum number of Common Shares permitted to be credited to such Participant's Deferred Compensation Account as set forth in the following table.

---------------------------------------- -------------------------------------- --------------------------------------
                                                          (b)                                    (c)
                 TITLE                      MINIMUM NUMBER OF COMMON SHARES        MAXIMUM NUMBER OF COMMON SHARES
---------------------------------------- -------------------------------------- --------------------------------------
Chief Executive Officer                  None                                   None
---------------------------------------- -------------------------------------- --------------------------------------
President                                None                                   None
---------------------------------------- -------------------------------------- --------------------------------------
Chief Operating Officer                  None                                   None
---------------------------------------- -------------------------------------- --------------------------------------
Senior Vice President, Chief Financial
Officer                                  10,000                                 None
---------------------------------------- -------------------------------------- --------------------------------------
Senior Vice President, Treasurer         10,000                                 None
---------------------------------------- -------------------------------------- --------------------------------------
President Land Operations, General
Counsel                                  10,000                                 None
---------------------------------------- -------------------------------------- --------------------------------------
Region Presidents                        10,000                                 15,000
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
President, M/I Financial                 10,000                                 15,000
---------------------------------------- -------------------------------------- --------------------------------------
Vice President, Research and
Development                              5,000                                  15,000
---------------------------------------- -------------------------------------- --------------------------------------
Vice President, Marketing                5,000                                  15,000
---------------------------------------- -------------------------------------- --------------------------------------
Division Presidents                      5,000                                  15,000
---------------------------------------- -------------------------------------- --------------------------------------
Other Executives                         To be established                      To be established
---------------------------------------- -------------------------------------- --------------------------------------


Section 5.  PAYMENT OF DEFERRED BENEFITS
---------   ----------------------------

         A. Time of Payment. Distribution of a Participant's Deferred Compensation Account for a specific Plan Year shall be made within sixty (60) days of the earlier of (i) the date specified by the Participant in the Deferral Notice delivered to the Plan Administrator or in any properly delivered Amendment to Deferral Notice; (ii) the Participant's Termination Date.

         B. Method of Distribution. The Common Shares credited to a Participant's Deferred Compensation Account (as adjusted in accordance with the terms of Sections 4(E) and 4(F)) with respect to each Plan Year, shall be distributed to the Participant in a single bulk distribution of such Common Shares in accordance with the Participant's Deferral Notice or Amendment to Deferral Notice then in effect for that Plan Year or, if no Deferral Notice has been given, then in accordance with the terms of this Agreement.

         C. Hardship Distributions. Prior to the time all or any portion of a Participant's Deferred Compensation Account becomes payable with respect to any Plan Year, the Plan Administrator, in its sole discretion, may elect to distribute all or a portion of such account in the event such Participant requests a distribution due to severe financial hardship. For purposes of this Plan, severe financial hardship shall be deemed to exist in the event the Plan Administrator determines that a Participant needs a distribution to meet immediate and heavy financial needs resulting from a sudden or unexpected illness or accident of the Participant or a member of the Participant's family, loss of the Participant's property due to casualty or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. A distribution based on financial hardship shall not exceed the amount required to meet the immediate financial need created by the hardship and shall be made by distributing the smaller of
(i) the number of Common Shares credited to his or her Deferred Compensation Account or (ii) the number of Common Shares with a Fair Market Value equal to the amount needed to meet the financial hardship, reduced by the maximum amount that the Participant could borrow or withdraw from any other deferred compensation program in which he or she participates, including a plan described in Section 401(a) of the Code.

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
         D. Change of Control. Regardless of any other Plan provision to the contrary, the portion of a Participant's Deferred Compensation Account applicable to any Plan Year will be distributed as soon as administratively practical (but no later than 60 days) after a Change of Control but only if the Participant elected this distribution event in his or her Deferral Notice or Amendment to Deferral Notice then in effect for that Plan Year. Any election a Participant makes in his or her Deferral Notice with respect to a distribution after a Change of Control may be changed by delivering an Amendment to Deferral Notice to the Plan Administrator before the Change of Control occurs. Any modification made after that date will not be implemented.

         E. Designation of Beneficiary. Upon the death of a Participant prior to the distribution of his Deferred Compensation Account, such Deferred Compensation Account shall be paid to the Beneficiary designated by the Participant. If there is no designated Beneficiary or no designated Beneficiary surviving at a Participant's death, payment of the Participant's Deferred Compensation Account shall be made to the Participant's estate.

         F. Taxes. In the event any taxes are required by law to be withheld or paid from any payments made pursuant to the Plan, the Plan Administrator shall pay these taxes from the proceeds of a personal check which the Participant shall give the Plan Administrator to pay these taxes. The Plan Administrator will pay these amounts to the appropriate taxing authority.


Section 6.  ASSIGNMENT OR ALIENATION
---------   ------------------------

The right of a Participant, Beneficiary or any other person to the payment of a benefit under this Plan may not be assigned, transferred, pledged or encumbered except by will or by the laws of descent and distribution.


Section 7.  PLAN ADMINISTRATION
---------   -------------------

The Plan Administrator will have the right to interpret and construe the Plan and to determine all questions of eligibility and of status, rights and benefits of Participants and all other persons claiming benefits under the Plan. In all such interpretations and constructions, the Plan Administrator's determination will be based upon uniform rules and practices applied in a nondiscriminatory manner and will be binding upon all persons affected thereby. Subject to the provisions of Section 8 below, any decision by the Plan Administrator with respect to any such matters will be final and binding on all parties. The Plan Administrator will have absolute discretion in carrying out its responsibilities under this Section 7.

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
Section 8.  CLAIMS PROCEDURE
---------   ----------------

         A. Filing Claims. Any Participant or Beneficiary entitled to benefits under the Plan will file a claim request with the Plan Administrator.

         B. Notification to Claimant. If a claim is wholly or partially denied, the Plan Administrator will furnish to the claimant a notice of the decision within ninety (90) days in writing and in a manner calculated to be understood by the claimant, which notice will contain the following information:

                  (i)      the specific reason or reasons for the denial;

                  (ii) specific reference to pertinent Plan provisions upon which the denial is based;

                  (iii) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

                  (iv) an explanation of the Plan's claims review procedure describing the steps to be taken by a claimant who wishes to submit his claims for review.

         C. Review Procedure. A claimant or his authorized representative may, with respect to any denied claim:

                  (i) request a review upon a written application filed within sixty (60) days after receipt by the claimant of written notice of the denial of his claim;

                  (ii)     review pertinent documents; and

                  (iii)    submit issues and comments in writing.

Any request or submission will be in writing and will be directed to the Plan Administrator (or its designee). The Plan Administrator (or its designee) will have the sole responsibility for the review of any denied claim and will take all steps appropriate in the light of its findings.

         D. Decision on Review. The Plan Administrator (or its designee) will render a decision upon review. If special circumstances (such as the need to hold a hearing on any matter pertaining to the denied claim) warrant additional time, the decision will be rendered as soon as possible, but not later than one hundred twenty (120) days after receipt of the request for review. Written notice of any such extension will be furnished to the claimant prior to the commencement of the extension. The decision on review will be in writing and will include specific reasons for the decision, written in a manner calculated to be understood by the claimant, as well as specific references to the pertinent provisions of the Plan on which the decision is

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
based. If the decision on review is not furnished to the claimant within the time limits prescribed above, the claim will be deemed denied on review.


Section 9.  UNSECURED AND UNFUNDED OBLIGATION
---------   ---------------------------------

Notwithstanding any provision herein to the contrary, the benefits offered under the Plan shall constitute an unfunded, unsecured promise by the Company to pay benefits determined hereunder which are accrued by Participants while such Participants are Executives. No provision shall at any time be made with respect to segregating any assets of the Company for payment of any benefits hereunder, except to the extent that the Company, in its discretion, establishes a Trust for such purpose. To the extent any benefits provided under the Plan are actually paid from a Trust, neither the Company nor any Affiliate shall have any further obligation therefor, but to the extent not so paid, such benefits shall remain the obligations of, and shall be paid by, the Company. No Participant, Beneficiary or any other person shall have any interest in any particular assets of the Company or any Affiliate by reason of the right to receive a benefit under the Plan and any such Participant, Beneficiary or other person shall have only the rights of a general unsecured creditor of the Company with respect to any rights under the Plan. Nothing contained in the Plan shall constitute a guaranty by the Company, any Affiliate or any other entity or person that the assets of the Company will be sufficient to pay any benefit hereunder. All expenses and fees incurred in the administration of the Plan and of any Trust shall be paid by the Company, provided that, in the event that a Trust is established, at the direction of the Company, such expenses and fees shall be paid from the Trust, provided that such amounts are not paid by the Company or an Affiliate.


Section 10.  AMENDMENT AND TERMINATION OF THE PLAN
----------   -------------------------------------

The Company reserves the right, by a resolution of the Board, to amend the Plan at any time, and from time to time, in any manner which it deems desirable, provided that no amendment will adversely affect the accrued benefits of any Participant under the Plan. The Company also reserves the right, by a resolution of the Board, to terminate this Plan at any time without providing any advance notice to any Participant; and in the event of any Plan termination, the Company reserves the right to then distribute all amounts allocated to Participants' Deferred Compensation Accounts.


Section 11.  BINDING UPON SUCCESSORS
----------   -----------------------

The Plan shall be binding upon and inure to the benefit of the Company, its successors and assigns and the Participants and their heirs, executors, administrators and legal representatives. In the event of the merger or consolidation of the Company with or into any other corporation, or in the event substantially all of the assets of the Company shall be transferred to another corporation, the successor corporation resulting from the merger or consolidation, or the transferee of such assets, as the case may be, shall, as a condition to the consummation of the merger, consolidation or transfer, assume the obligations of the Company hereunder and shall be substituted for the Company hereunder.


Section 12.  NO GUARANTEE OF PLAN PERMANENCY
----------   -------------------------------

This Plan does not contain any guarantee of provisions for continued service on the Board to any Executive or Participant nor is it guaranteed by the Company to be a permanent plan.


Section 13.  GENDER
----------   ------

Any reference in the Plan made in the masculine pronoun shall apply to both men and women.


Section 14.  INCAPACITY OF RECIPIENT
----------   -----------------------

In the event that a Participant or Beneficiary is declared incompetent and a guardian, conservator or other person legally charged with the care of his person or of his estate is appointed, any benefits under the Plan to which such Participant or Beneficiary is entitled shall be paid to such guardian, conservator or other person legally charged with the care of his person or his estate. Except as provided hereinabove, when the Plan Administrator, in its sole discretion, determines that a Participant or Beneficiary is unable to manage his financial affairs, the Plan Administrator may, but shall not be required to, direct distribution(s) to any one or more of the spouse, lineal ascendants or descendants or other closest living relatives of such Participant or Beneficiary who demonstrates to the satisfaction of the Plan Administrator the propriety of making such distribution(s). Any payment made under this Section 14 shall be in complete discharge of any liability under the Plan for such payment. The Plan Administrator shall not be required to see to the application of any such distribution made to any person.


Section 15.  GOVERNING LAW
----------   -------------

This Plan shall be construed in accordance with and governed by the laws of the State of Ohio.


Section 16.  INABILITY TO LOCATE PARTICIPANT OR BENEFICIARY
----------   ----------------------------------------------

Each Participant is obliged to keep the Plan Administrator apprised of his or her current mailing address and that of his or her Beneficiary. The Plan Administrator's obligation to search for any Participant or Beneficiary is limited to sending a registered or certified letter to the Participant's or Beneficiary's last known address. Any amounts credited to the Deferred Compensation Account of any Participant or Beneficiary that does not present himself or herself to the Plan Administrator will be forfeited no later than 12 months after that benefit otherwise would have been payable. However, this forfeited benefit will be restored and paid if the Plan Administrator

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
subsequently receives a claim for benefits which is approved under the procedures described in Section 8.

         IN WITNESS WHEREOF, the Company has caused this Plan to be executed by a duly authorized officer as of the 19th day of April, 2000.


                                        M/I SCHOTTENSTEIN HOMES, INC.

                                        By:  /s/ Robert H. Schottenstein
                                             -----------------------------------
                                        Its: President
                                             -----------------------------------

                          M/I SCHOTTENSTEIN HOMES, INC.
                     EXECUTIVES' DEFERRED COMPENSATION PLAN

                                 DEFERRAL NOTICE
                                 ---------------


         Name:
              ------------------------------------------------------------------
         Soc. Sec. No.:
                       ---------------------------------------------------------
         Plan Year to Which Deferral Relates:
                                             -----------------------------------
         Minimum Number of Common Shares Required:
                                                  ------------------------------

1.       MANDATORY DEFERRAL.

         I acknowledge that as described in Section 4(A) of the Plan (and
 ----- subject to the limits described in Section 4(H) of the Plan), up to 5% of my Annual Cash Bonus (as described in the Plan) for this Plan Year will automatically be deferred to the Plan (the "Mandatory Deferral") until such time as I "own" the mandatory minimum number of Common Shares as set forth above.

         I represent and warrant that on the date hereof, I "own" ______ Common
 ----- Shares. For purposes of this representation and warranty, the shares I "own" includes (i) shares credited to my Deferred Compensation Account,
         (ii) shares I own individually outside of the Plan, and (iii) common shares I own indirectly by application of Section 318 of the Code. I will supply proof of the Common Shares I "own" upon the request of the Plan Administrator.

2.       DISCRETIONARY DEFERRAL.
         ----------------------

 ----- In accordance with the provisions of Section 4(A) of the Plan (and subject to the limits described in Section 4(H) of the Plan), I hereby elect to defer an additional ______ percent (____%) of my Annual Cash Bonus payable to me for services as an Executive of M/I Schottenstein Homes, Inc. or any of its affiliates with respect to this Plan Year (the "Discretionary Deferral").

3.       DISTRIBUTION DATE.
         -----------------

 ----- I hereby elect to receive distribution of the Common Shares credited to my Deferred Compensation Account in respect of my Mandatory Deferral and my Discretionary Deferral for this Plan Year within 60 days of ______________. I acknowledge that, notwithstanding the foregoing election, distribution of the Common Shares credited to my Deferred Compensation account in respect of my Mandatory Deferral and my Discretionary Deferral for this Plan Year will be made within 60 days of my Termination Date.

4.       CHANGE IN CONTROL DISTRIBUTION
         ------------------------------
         Subject to Section 4(D) of the Plan, I elect:

               To receive,
         -----
               Not to receive,
         -----

         a distribution of the Common Shares credited to my Deferred Compensation Account with respect to the Plan Year set forth above, as soon as administratively possible after a Change of Control occurs.

5.       METHOD OF PAYMENT.
         ------------------

         I hereby acknowledge that I will receive the distribution of all of the
 ----- Common Shares credited to my Deferred Compensation Account in the Plan with respect to the Plan Year set forth above in a single distribution.

6.       DESIGNATION OF BENEFICIARY.
         ---------------------------

         I hereby designate _____________________ as my primary Beneficiary and ______________________ as my contingent Beneficiary(ies) to receive any amounts payable under the Plan for the Plan Year set forth above in the event of my death.

7.       ACKNOWLEDGMENT.
         ---------------

         I hereby acknowledge that (i) the deferral portions of my Annual Cash Bonus for the Plan Year set forth above under the Plan is irrevocable, subject to the terms of the Plan with respect to amounts which are deferred under the Plan for the Plan Year set forth above and shall remain in effect until terminated or modified, (ii) the Plan is unfunded and is maintained primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees (as defined in the Employee Retirement Income Security Act of 1974, as amended) and that I have no rights or claims to receive amounts or Common Shares credited to my Deferred Compensation Account other than those specifically granted by the terms of the Plan, and (iii) I am solely responsible for ensuring that the Plan Administrator's files contain my current mailing address and that of my Beneficiary.


------------------                    ------------------------------------------
      Date                                            Signature

                                      ------------------------------------------
                                                 Name (please print)

                          M/I SCHOTTENSTEIN HOMES, INC.
                     EXECUTIVES' DEFERRED COMPENSATION PLAN

                              CONSENT TO AMENDMENT
                              --------------------


         Name:
              ------------------------------------------------------------------
         Soc. Sec. No.:
                       ---------------------------------------------------------

I understand that the M/I Schottenstein Homes, Inc. Executives' Deferred Compensation Plan has been amended and that amendment may affect the date that my benefits are distributable. By signing below, I consent to that change and agree that payment of my benefits will be governed solely by the terms of the amended Plan.


------------------                    ------------------------------------------
      Date                                            Signature

                                      ------------------------------------------
                                                 Name (please print)

                                  AMENDMENT TO

                                 DEFERRAL NOTICE

         Name:
              ------------------------------------------------------------------
         Soc. Sec. No.:
                       ---------------------------------------------------------
         Plan Year to Which Deferral Relates:
                                             -----------------------------------

1. EXTENSION OF DEFERRAL PERIOD. In accordance with the provisions of the M/I Schottenstein Homes, Inc. Executives' Deferred Compensation Plan (the "Plan"), I hereby elect to extend the deferral I made with respect to the Mandatory Deferral and the Discretionary Deferral for the Plan Year set forth above to within 60 days of the earlier of (i) my Termination Date (as defined in the Plan), or (ii) _____________.

2.       CHANGE IN CONTROL DISTRIBUTION
         Subject to Section 4(D) of the Plan, I elect:

              To receive,
         -----

              Not to receive,
         -----

         a distribution of the amount credited to my Deferred Compensation Account with respect to the Plan Year set forth above, as soon as administratively possible after a Change of Control occurs.

3. REDESIGNATION OF BENEFICIARY.. I hereby designate _____________________ as my primary Beneficiary and ______________________ as my contingent Beneficiary(ies) to receive any amounts payable under the Plan for the Plan Year set forth above in the event of my death.

4. ACKNOWLEDGMENT. I hereby acknowledge that (i) the deferral of portions of my Annual Cash Bonus for the Plan Year Set forth above under the Plan is irrevocable, subject to the terms of the Plan with respect to amounts which are deferred under the Plan for the Plan Year set forth above and shall remain in effect until terminated or modified, (ii) the Plan is unfunded and is maintained primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees (as defined in the Employee Retirement Income Security Act of 1974, as amended) and that I have no rights or claims to receive amounts or Common Shares credited to my Deferred Compensation Account other than those specifically granted by the terms of the Plan, (iii) I am solely responsible for ensuring that the Plan Administrator's files contain my current mailing address and that of my Beneficiary, and (iv) this Amendment to Deferral Notice supersedes all prior Deferral Notices and Amendment to Deferral Notices in respect of the Plan Year to which this Amendment to Deferral Notice relates.


------------------                    ------------------------------------------
      Date                                            Signature

                                      ------------------------------------------
                                                 Name (please print)